Blackstone Long-Short Credit Income Fund

Portfolio of Investments

September 30, 2021 (Unaudited)

	Principal Amount	Value

FLOATING RATE LOAN INTERESTS(a) - 135.03%
Aerospace & Defense - 2.53%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	$1,003,452	$1,008,539
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	204,092	205,127
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	82,457	80,828
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	44,073	43,202
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026	1,404,000	1,332,045
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	2,308,931	2,314,345
		4,984,086

Air Transport - 3.01%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	1,082,447	1,120,554
Air Canada, First Lien B Term Loan, 3M US L + 3.50%, 0.75% Floor, 08/11/2028	479,320	481,916
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	538,460	516,846
American Airlines, Inc., First Lien 2020 Term Loan, 1M US L + 1.75%, 01/29/2027	465,237	447,383
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	1,814,758	1,824,058
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 4.75%, 1.00% Floor, 10/02/2025	228,622	229,793
KKR Apple Bidco LLC, Second Lien Initial Term Loan, 6M US L + 5.75%, 0.50% Floor, 09/21/2029	153,086	155,861
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	1,157,100	1,167,688
		5,944,099

Automotive - 1.97%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 6M US L + 3.50%, 1.00% Floor, 06/30/2024	1,898,176	1,517,355
GC EOS Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 08/01/2025	1,018,992	1,019,307
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024	440,065	440,065
Wheel Pros, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.75% Floor, 05/11/2028	896,372	897,116
		3,873,843

Beverage & Tobacco - 0.88%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	1,741,176	1,741,072

Brokers, Dealers & Investment Houses - 4.15%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	1,264,343	1,268,004
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	2,681,523	2,692,624
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028	296,000	306,360
Edelman Financial Center LLC, Second Lien Initial Term Loan, 3M US L + 6.75%, 07/20/2026	553,846	558,864
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/07/2028	2,213,368	2,211,641
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 09/12/2025	613,994	612,714

	Principal Amount	Value

Brokers, Dealers & Investment Houses (continued)
Superannuation And Investments US LLC, First Lien Term Loan, 3M US L + 3.75%, 12/31/2028(b)	$534,091	$532,088
		8,182,295

Building & Development - 5.78%
C.H.I. Overhead Doors, Inc., First Lien Third Amendment Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 07/31/2025	386,606	387,271
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	1,097,328	1,097,103
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	662,930	659,141
Hillman Group, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 0.50% Floor, 07/14/2028	20	20
Illuminate Merger Sub Corp, First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 07/21/2028	425,287	425,642
LBM Acquisition LLC, First Lien B2 Term Loan, 6M US L + 3.75%, 12/17/2027	525,253	521,095
LBM Acquisition LLC, First Lien Delayed Draw Term Loan, 6M US L + 3.75%, 12/17/2027	262,626	260,548
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/17/2027	1,304,820	1,294,492
MI Windows and Doors LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/18/2027	1,092,503	1,096,054
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 12/28/2027	2,951,214	2,942,921
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan, 6M US L + 3.75%, 0.50% Floor, 06/02/2028	1,156,250	1,157,453
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	188,817	189,643
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US L + 4.00%, 0.50% Floor, 10/19/2027	1,358,399	1,363,411
		11,394,794

Business Equipment & Services - 19.62%
Access CIG LLC, First Lien B Term Loan, 1M US L + 3.75%, 02/27/2025	847,824	844,733
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	940,445	942,011
Aegion Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/17/2028	579,518	584,589
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 3M US L + 3.75%, 0.50% Floor, 05/12/2028	1,123,262	1,125,492
Anticimex International AB, First Lien Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/21/2028	371,053	370,821
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 04/15/2026	1,599,545	1,599,050
AqGen Island Holdings, Inc., First Lien Term Loan:
6M US L + 4.00%, 05/19/2028	675,962	675,539
6M US L + 7.00%, 12/31/2049(b)	1,114,458	1,114,458
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	588,770	587,298
Camelot U.S. Acquisition 1 Co., First Lien Amendment No. 2 Incremental Term Loan, 1M US L + 3.00%, 1.00% Floor, 10/30/2026	514,101	515,949
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/09/2026	1,762,219	1,757,690
Connectwise, LLC TLB 1L, First Lien Term Loan, 6M US L + 3.50%, 0.50% Floor, 09/24/2028	449,785	449,560
DG Investment Intermediate Holdings 2, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/31/2028	578,318	581,001
DG Investment Intermediate Holdings 2, Inc., First Lien Delayed Draw Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/31/2028(c)	112,129	112,649
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	581,429	585,789
Divisions Holding Corp., First Lien B Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/27/2028	536,145	539,718
EAB Global, Inc., First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 08/16/2028	678,899	676,268
Epicor Software Corp., First Lien C Term Loan, 1M US L + 3.25%, 0.75% Floor, 07/30/2027	1,310,989	1,312,333
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	704,746	726,064
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/04/2027	678,639	682,776
Foundational Education Group, Inc., First Lien Term Loan, 3M US L + 4.25%, 08/19/2028(b)	512,000	511,360
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	1,587,642	1,592,206
Informatica LLC, Second Lien Initial Term Loan, 3M US L + 7.13%, 02/25/2025	387,000	393,289
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 05/01/2025	802,345	801,009

	Principal Amount	Value

Business Equipment & Services (continued)
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 1.00% Floor, 08/22/2025	$1,410,922	$1,416,213
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	728,349	722,835
Learning Care Group No. 2, Inc., 3M US L + 3.25%, 1.00% Floor, 03/13/2025	1,383,715	1,365,844
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	865,187	865,005
Minotaur Acquisition, Inc., First Lien B Term Loan, 3M US L + 4.75%, 03/27/2026	1,093,324	1,089,317
Mitchell International, Inc., First Lien Amendment No. 2 New Facility Term Loan, 1M US L + 4.25%, 0.50% Floor, 11/29/2024	185,762	186,111
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	460,606	461,348
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.50%, 05/23/2025	881,016	875,879
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	1,243,082	1,215,113
PriceWaterhouseCoopers, First Lien Initial Term Loan, 1M US L + 4.00%, 05/01/2025	1,747,480	1,752,949
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025	1,050,300	1,048,593
Sedgwick Claims Management Services, Inc., First Lien 2019 Term Loan, 1M US L + 3.75%, 09/03/2026	918,000	916,912
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	264,600	265,497
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/30/2028	560,303	557,711
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/29/2028	947,810	947,692
Surveymonkey, Inc., First Lien Term Loan, 3M US L + 3.75%, 10/10/2025	1,791,574	1,788,215
TRC Companies, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 06/21/2024	1,145,848	1,144,777
Virtusa Corp., First Lien Closing Date Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/11/2028	542,038	544,206
Weld North Education TLB 1L, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	2,451,134	2,456,882
		38,702,751

Cable & Satellite Television - 1.75%
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 3M US L + 3.69%, 01/31/2026	1,835,696	1,824,452
Radiate HoldCo LLC, First Lien B Term Loan, 1M US L + 3.50%, 0.75% Floor, 09/25/2026	1,634,515	1,634,989
		3,459,441

Chemical & Plastics - 4.21%
Arc Falcon I, Inc., First Lien Term Loan:
6M US L + 3.75%, 09/22/2028	63,136	63,188
6M US L + 3.75%, 09/22/2028	432,478	432,840
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	1,625,219	1,646,932
Composite Resins Holding B.V., First Lien Initial Term Loan, 1M US L + 4.25%, 1.00% Floor, 08/01/2025	1,174,960	1,177,656
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	514,474	514,903
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026(b)	1,472,599	1,476,280
Geon Performance Solutions LLC, First Lien Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/18/2028	350,617	353,575
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.50% Floor, 08/30/2028	594,000	595,856
Solenis International LP, First Lien B Term Loan, 3M US L + 3.75%, 0.50% Floor, 09/24/2028	278,438	278,408
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 1.00% Floor, 01/31/2025	367,219	359,817
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	851,319	836,863
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	588,834	572,199
		8,308,517

Clothing & Textiles - 0.37%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.50%, 0.50% Floor, 03/11/2028	738,150	734,459

	Principal Amount	Value

Conglomerates - 1.90%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	$1,129,100	$1,120,897
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 1.00% Floor, 03/27/2024	460,738	397,769
Sabre GLBL, Inc., First Lien 2021 Other B-1 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	233,109	232,199
Sabre GLBL, Inc., First Lien 2021 Other B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	371,590	370,139
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	1,142,801	1,113,877
VT Topco, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/01/2025	518,464	518,303
		3,753,184

Containers & Glass Products - 4.45%
Berlin Packaging L.L.C., First Lien Term Loan, 3M US L + 3.75%, 03/11/2028	463,043	463,092
Charter Next Generation, Inc., First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/01/2027	1,683,438	1,689,094
Flex Acquisition Company, Inc., First Lien 2021 Specified Refinancing Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/02/2028	1,602,705	1,601,479
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	209,725	207,261
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	507,363	496,370
Pretium PKG Holdings, Inc., First Lien Initial Term Loan, 6M US L + 4.00%, 0.50% Floor, 10/02/2028	736,111	737,896
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/03/2025	2,153,932	2,160,663
Ring Container Technologies Group, LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 08/12/2028	505,830	507,031
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025(b)	533,333	306,667
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan, 3M US L + 4.00%, 0.50% Floor, 07/29/2028	38,449	38,561
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	271,063	271,854
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 3M US L + 3.00%, 1.00% Floor, 10/17/2024	303,947	304,116
		8,784,084

Diversified Insurance - 0.83%
Acrisure LLC, First Lien 2021-1 Additional Term Loan, 3M US L + 3.75%, 02/15/2027	298,947	298,325
Alliant Holdings Intermediate LLC, First Lien 2020 New Term Loan, 1M US L + 3.75%, 0.50% Floor, 11/05/2027	1,339,295	1,342,275
		1,640,600

Drugs - 2.25%
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.50%, 0.75% Floor, 12/04/2026	1,352,064	1,355,681
Curia Global, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/30/2026	1,669,861	1,673,510
Jazz Pharmaceuticals Public, Ltd. Company, First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 0.50% Floor, 05/05/2028	988,221	990,697
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	422,283	423,074
		4,442,962

Ecological Services & Equipment - 1.02%
Bingo Industries LTD, First Lien Term Loan, 3M US L + 3.50%, 07/07/2028(b)	258,643	258,643
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	1,748,457	1,748,458
		2,007,101

Electronics/Electric - 28.87%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	570,732	574,419
BMC Software, Inc., Second Lien 2nd Lien Term Loan, 3M US L + 5.50%, 0.50% Floor, 03/23/2026	287,755	291,532

	Principal Amount	Value

Electronics/Electric (continued)
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 3M US L + 3.75%, 0.50% Floor, 10/02/2025	$1,549,720	$1,543,265
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	1,141,406	1,142,427
Cloudera, Inc., First Lien Term Loan, 6M US L + 4.25%, 0.50% Floor, 08/10/2028	1,150,418	1,150,781
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	1,755,000	1,749,761
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	1,480,000	1,480,311
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029	553,488	567,326
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/21/2028	521,311	521,150
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 1.00% Floor, 07/26/2025(b)	209,020	195,434
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	1,419,511	1,421,485
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	647,969	655,459
Delta Topco, Inc., First Lien Initial Term Loan, 6M US L + 3.75%, 0.75% Floor, 12/01/2027	1,912,001	1,917,115
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	2,425,558	2,427,983
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	787,746	784,694
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 1.00% Floor, 12/02/2024	205,795	206,824
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	808,872	811,020
Flexera Software LLC, First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/03/2028	718,561	720,189
Gigamon, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/27/2024	2,201,646	2,206,127
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US L + 4.00%, 0.75% Floor, 11/19/2026	1,622,013	1,627,082
Hyland Software, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 3.50%, 0.75% Floor, 07/01/2024	380,226	381,097
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	652,768	662,560
Idera, Inc., First Lien B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/02/2028	1,376,311	1,378,176
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,302,376	1,306,446
Infinite Bidco LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 03/02/2028	708,666	709,109
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	738,150	740,826
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	1,095,669	1,099,778
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	247,506	248,217
Ivanti Software, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 12/01/2027	1,795,500	1,803,777
LI Group Holdings, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/11/2028	716,188	720,217
MA Financeco. LLC, First Lien Tranche B-4 Term Loan, 3M US L + 4.25%, 1.00% Floor, 06/05/2025	865,141	872,304
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.75% Floor, 07/27/2028	2,456,757	2,459,828
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	346,056	346,608
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.25%, 02/23/2029	675,113	687,032
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	1,201,919	1,096,433
Navico, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/31/2023	588,942	588,942
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	1,436,400	1,438,045
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	628,274	624,021
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan, 1M US L + 4.00%, 04/26/2024	2,172,862	2,174,611
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 05/30/2025	965,225	965,983
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	517,285	520,031
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	1,192,636	1,199,470
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	1,323,727	1,323,489

	Principal Amount	Value

Electronics/Electric (continued)
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	$2,607,692	$2,606,388
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,504,596	1,494,350
Rocket Software, Inc., First Lien USD Term Loan, 1M US L + 4.25%, 11/28/2025	615,125	613,716
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 08/14/2026	980,000	980,612
SonicWall US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/18/2026	1,440,000	1,432,440
Sophia LP, First Lien Closing Date Term Loan, 3M US L + 3.75%, 0.75% Floor, 10/07/2027	1,389,512	1,396,313
Sovos Compliance LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/11/2028	354,381	356,891
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024	188,631	185,094
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	141,313	142,152
Vision Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 04/24/2028	2,402,950	2,402,565
		56,951,905

Equipment Leasing - 0.57%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	1,123,977	1,128,383

Financial Intermediaries - 1.27%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028(b)	431,879	432,419
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 3M US L + 4.75%, 04/01/2028	1,564,707	1,569,801
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/27/2028(b)	493,056	494,288
		2,496,508

Food Products - 0.27%
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US L + 4.00%, 1.00% Floor, 12/18/2026	531,678	534,448

Food Service - 3.97%
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 04/07/2025	1,587,715	1,564,567
IRB Holding Corp., First Lien 2020 Replacement B Term Loan, 3M US L + 2.75%, 1.00% Floor, 02/05/2025	593,846	593,846
IRB Holding Corp., First Lien Fourth Amendment Incremental Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2027	719,336	721,303
MIC Glen LLC, First Lien Initial Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/21/2028	395,722	394,189
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/21/2025	1,705,527	1,679,953
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/05/2027	617,208	616,341
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	1,207,931	1,208,384
Whatabrands LLC, First Lien Initial B Term Loan, 1M US L + 3.25%, 0.50% Floor, 08/03/2028	1,043,307	1,043,542
		7,822,125

Food/Drug Retailers - 0.81%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	1,254,117	1,252,061
3M US L + 4.25%, 0.50% Floor, 03/31/2026	215,662	215,931
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	134,375	134,155
		1,602,147

Health Insurance - 0.13%
MPH Acquisition Holdings LLC, First Lien Term Loan, 3M US L + 4.25%, 08/17/2028	261,309	258,697

Healthcare - 19.11%
ADMI Corp., First Lien Amendment No. 5 Incremental Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/23/2027	1,027,778	1,028,513

	Principal Amount	Value

Healthcare (continued)
AHP Health Partners, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 08/24/2028	$333,947	$335,305
Athenahealth, Inc., First Lien B-1 Term Loan, 3M US L + 4.25%, 02/11/2026	1,481,857	1,487,970
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	1,772,731	1,759,994
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 6.75%, 1.00% Floor, 05/08/2023	124,844	125,598
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50, 8.00% PIK, 1.00% Floor, 08/08/2023(d)	3,752,405	3,693,005
CHG Healthcare Services, Inc., First Lien Initial Term Loan, 6M US L + 3.50%, 0.50% Floor, 09/29/2028	450,193	451,400
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 1M US L + 4.00%, 07/01/2026	237,230	233,968
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,162,000	1,146,023
CPI Holdco LLC, First Lien B-1 Term Loan, 1M US L + 3.75%, 11/04/2026	675,170	676,017
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	1,446,664	1,291,726
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	366,827	346,193
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,710,789	1,709,720
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	1,074,194	1,073,119
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	51,799	51,790
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/21/2027	914,398	912,112
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 1.00% Floor, 10/19/2027	1,145,550	1,150,207
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	1,000,583	1,002,459
NMSC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 1.00% Floor, 04/19/2023	1,349,162	1,350,511
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 02/28/2028	1,366,944	1,379,930
Parexel International Corporation, First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 08/11/2028	661,972	662,905
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	1,061,857	1,061,082
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	790,339	791,576
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	806,758	804,741
Pluto Acquisition I, Inc., First Lien First Lien 2021 Term Loan, 3M US L + 4.00%, 06/20/2026	199,500	199,625
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	724,654	724,654
Radnet Management, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 0.75% Floor, 04/23/2028	485,859	485,708
Resonetics LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/28/2028	395,493	396,646
Surgery Center Holdings, Inc., First Lien 2021 New Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/31/2026	1,599,638	1,604,189
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	293,884	287,271
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	1,628,137	1,610,227
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 06/23/2024	4,938	4,944
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 3M US L + 4.25%, 09/23/2028	1,541,818	1,546,035
Unified Women’s Healthcare LP, First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 12/20/2027	996,227	999,091
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	1,919,068	1,924,259
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	727,500	704,402
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 1.00% Floor, 04/16/2025	49,146	42,582
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	1,366,426	1,345,930
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/13/2026(b)	1,285,714	1,287,321
		37,688,748

	Principal Amount	Value

Home Furnishings - 0.56%
Osmosis Buyer, Ltd., First Lien Delayed Draw B Term Loan, 1M US L + 4.00%, 0.50% Floor, 07/30/2028	$122,415	$122,951
Osmosis Buyer, Ltd., First Lien Initial B Term Loan, 1M US L + 4.00%, 0.50% Floor, 07/31/2028	979,322	983,606
		1,106,557

Industrial Equipment - 5.07%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 3M US L + 5.25%, 1.25% Floor, 08/01/2024	2,034,270	2,039,742
Blount International, Inc., First Lien New Refinancing Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/12/2023	171,213	171,686
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 05/21/2028	531,773	532,105
FCG Acquisitions, Inc., First Lien Initial Delayed Draw Term Loan, 6M US L + 3.75%, 0.50% Floor, 03/31/2028(c)	88,260	88,241
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	482,468	482,367
Justrite Safety Group, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 06/28/2026	43,061	41,177
Justrite Safety Group, First Lien Initial Term Loan, 3M US L + 4.50%, 06/28/2026	796,612	761,760
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	1,219,392	1,204,911
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	382,979	382,500
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 08/31/2028	825,219	829,936
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	781,108	778,178
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	1,291,761	1,270,331
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 6M US L + 4.25%, 0.50% Floor, 07/30/2027	1,409,244	1,413,549
		9,996,483

Insurance - 1.34%
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 10/14/2027	1,101,947	1,102,641
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	1,032,553	1,032,718
Outcomes Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 10/24/2025	381,927	376,007
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026	133,136	130,141
		2,641,507

Leisure Goods/Activities/Movies - 5.96%
Alterra Mountain Company, First Lien Series B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 08/17/2028	1,107,852	1,106,816
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	3,195,479	2,971,364
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.25%, 0.75% Floor, 11/26/2026	1,190,549	1,160,291
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.25%, 1.00% Floor, 02/28/2025	1,406,504	1,163,291
Crown Finance US, Inc., First Lien Partially Priming Incremental Term Loan, 6M US L + 8.25%, 1.00% Floor, 05/23/2024	82,018	88,271
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 2.75%, 09/30/2026	221,870	182,072
Herschend Entertainment Company, LLC, First Lien Initial (2021) Term Loan, 3M US L + 3.75%, 0.50% Floor, 08/27/2028	377,660	378,133
Motion Finco LLC, First Lien Facility B1 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	1,162,351	1,127,806
Motion Finco LLC, First Lien Facility B2 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	152,766	148,226
Recess Holdings, Inc., First Lien Initial Term Loan, 6M US L + 3.75%, 1.00% Floor, 09/30/2024	1,098,508	1,096,223
SMG US Midco 2, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 2.50%, 01/23/2025	774,473	763,824
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	861,277	808,524
Travelport Finance S.a r.l., First Lien 2021 Consented Term Loan, 3M US L + 5.00%, 05/29/2026	490,859	423,980

	Principal Amount	Value

Leisure Goods/Activities/Movies (continued)
Travelport Finance SARL, First Lien Initial (Priority) Term Loan, 3M US L + 8.00, 6.50% PIK, 1.00% Floor, 02/28/2025(d)	$320,317	$333,072
		11,751,893

Nonferrous Metals/Minerals - 0.59%
SCIH Salt Holdings, Inc., First Lien Incremental B-1 Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/16/2027	1,162,506	1,165,325

Oil & Gas - 1.01%
BCP Raptor II LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 11/03/2025	194,587	192,860
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 1.00% Floor, 02/17/2025	1,240,673	1,229,817
ORryx Midstream Services Permian Basin LLC, First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 10/05/2028	562,500	559,688
		1,982,365

Property & Casualty Insurance - 0.48%
AssuredPartners, Inc., First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 02/13/2027	200,980	201,181
Polaris Newco LLC, First Lien Dollar Term Loan, 6M US L + 4.00%, 0.50% Floor, 06/02/2028	746,637	749,127
		950,308

Publishing - 2.78%
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 4.75%, 06/29/2026	730,924	736,614
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	1,217,564	1,225,935
McGraw-Hill Education, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 0.50% Floor, 07/28/2028	919,912	923,853
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 1M US L + 4.00%, 08/29/2025	1,170,000	1,172,744
Shutterfly LLC, First Lien 2021 Refinancing B Term Loan, 6M US L + 5.00%, 0.75% Floor, 09/25/2026	1,416,000	1,419,540
		5,478,686

Radio & Television - 1.21%
E.W. Scripps Company, First Lien Tranche B-3 Term Loan, 1M US L + 3.00%, 0.75% Floor, 01/07/2028	785,093	787,602
Terrier Media Buyer, Inc., First Lien 2021 B Term Loan, 3M US L + 3.50%, 12/17/2026	728,179	727,520
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	883,572	868,189
		2,383,311

Retailers (except food & drug) - 0.21%
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00, 6.00% PIK, 01/31/2025(b)(d)	53,348	45,879
PetSmart LLC, First Lien Initial Term Loan, 6M US L + 3.75%, 0.75% Floor, 02/11/2028	365,733	367,039
		412,918

Surface Transport - 1.54%
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan, 3M US L + 7.00%, 04/10/2026	1,202,598	1,222,147
Kenan Advantage Group, Inc.,The, First Lien U.S. B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/24/2026	1,202,155	1,202,822
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 07/26/2028	612,319	615,040
		3,040,009

Telecommunications - 4.20%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	1,617,774	1,624,010
Ensono LP, First Lien Initial Term Loan, 3M US L + 4.00%, 05/19/2028	850,000	853,277
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	1,190,491	1,195,914

	Principal Amount	Value

Telecommunications (continued)
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 1M US L + 3.25%, 1.00% Floor, 12/15/2023	$1,045,805	$1,045,805
Masergy Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.50%, 1.00% Floor, 12/16/2024	548,872	547,731
Peak 10 Holding Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 08/01/2024	698,182	651,491
TierPoint LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 05/05/2026	2,349,386	2,356,728
		8,274,956

Utilities - 0.36%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	301,648	269,373
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 1M US L + 5.50%, 1.00% Floor, 11/13/2021	480,000	446,400
		715,773

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $264,379,902)		266,336,340

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 5.42%
Structured Finance Obligations - 5.42%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(b)(e)	500,000	500,130
Barings CLO, Ltd. 2020-II, 3M US L + 7.90%, 10/15/2033(b)(e)	500,000	502,576
Carlyle US CLO 2018-2, Ltd., 3M US L + 5.25%, 10/15/2031(b)(e)	500,000	482,404
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(e)	500,000	502,598
Fort Washington CLO 2019-1, 3M US L + 7.25%, 10/20/2032(b)(e)	500,000	502,531
Galaxy XXVII CLO, Ltd., 3M US L + 5.78%, 05/16/2031(b)(e)	625,000	614,062
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(e)	833,000	780,937
Kayne CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(e)	250,000	250,423
Kayne CLO II, Ltd., 3M US L + 6.00%, 10/15/2031(b)(e)	750,000	751,856
Neuberger Berman Loan Advisers CLO 27, Ltd., 3M US L + 5.20%, 01/15/2030(b)(e)	667,000	655,842
OCP CLO 2020-18, Ltd., 3M US L + 6.43%, 07/20/2032(b)(e)	1,000,000	1,000,215
Octagon Investment Partners 43, Ltd., 3M US L + 6.60%, 10/25/2032(b)(e)	500,000	502,596
PPM CLO 3, Ltd., 3M US L + 6.61%, 04/17/2034(b)(e)	500,000	497,209
Romark CLO II, Ltd., 3M US L + 3.35%, 07/25/2031(b)(e)	250,000	248,754
Tiaa Clo III, Ltd., 3M US L + 5.90%, 01/16/2031(b)(e)	2,500,000	2,389,818
Voya CLO 2019-4, Ltd., 3M US L + 7.48%, 01/15/2033(b)(e)	250,000	252,139
Wellfleet CLO 2020-1, Ltd., 3M US L + 7.24%, 04/15/2033(b)(e)	250,000	251,292
		10,685,382

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $10,772,786)		10,685,382

CORPORATE BONDS - 21.76%
Aerospace & Defense - 0.33%
TransDigm, Inc., 6.25%, 03/15/2026(e)	631,000	658,606

Brokers, Dealers & Investment Houses - 0.52%
AG Issuer LLC, 6.25%, 03/01/2028(e)	972,000	1,020,785

Building & Development - 2.35%
Cornerstone Building Brands, Inc., 6.13%, 01/15/2029(e)	529,000	562,975
Foundation Building Materials, Inc., 6.00%, 03/01/2029(e)	902,000	885,286
Griffon Corp., 5.75%, 03/01/2028	1,216,000	1,278,320
SRS Distribution, Inc., 6.13%, 07/01/2029(e)	300,000	309,378
Tri Pointe Homes, Inc., 5.70%, 06/15/2028	284,000	309,205
Tutor Perini Corp., 6.88%, 05/01/2025(e)	1,264,000	1,294,020
		4,639,184

	Principal Amount	Value

Business Equipment & Services - 1.57%
Austin BidCo, Inc., 7.13%, 12/15/2028(e)	$258,000	$260,290
Diebold Nixdorf, Inc., 9.38%, 07/15/2025(e)	567,000	621,222
Garda World Security Corp., 6.00%, 06/01/2029(e)	807,000	791,800
Madison IAQ LLC, 5.88%, 06/30/2029(e)	921,000	929,110
WASH Multifamily Acquisition, Inc., 5.75%, 04/15/2026(e)	474,000	495,555
		3,097,977

Cable & Satellite Television - 2.16%
Altice Financing SA, 5.75%, 08/15/2029(e)	1,915,000	1,857,550
Altice France Holding SA, 6.00%, 02/15/2028(e)	1,140,000	1,096,589
Altice France SA, 5.50%, 10/15/2029(e)	675,000	669,038
Virgin Media Finance PLC, 5.00%, 07/15/2030(e)	629,000	645,857
		4,269,034

Chemical & Plastics - 0.24%
FXI Holdings, Inc.:
7.875%, 11/01/2024(e)	228,000	232,845
12.250%, 11/15/2026(e)	209,000	237,571
		470,416

Containers & Glass Products - 1.84%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.25%, 08/15/2027(e)	1,333,000	1,358,827
Flex Acquisition Co., Inc., 6.88%, 01/15/2025(e)	575,000	582,906
Trident TPI Holdings, Inc.:
9.250%, 08/01/2024(e)	437,000	459,772
6.625%, 11/01/2025(e)	1,200,000	1,221,144
		3,622,649

Diversified Insurance - 1.80%
HUB International, Ltd., 7.00%, 05/01/2026(e)	1,364,000	1,411,740
NFP Corp.:
4.875%, 08/15/2028(e)	225,000	229,106
6.875%, 08/15/2028(e)	1,879,000	1,921,109
		3,561,955

Electronics/Electric - 1.55%
Plantronics, Inc., 4.75%, 03/01/2029(e)	895,000	839,349
Veritas US, Inc. / Veritas Bermuda, Ltd., 7.50%, 09/01/2025(e)	2,123,000	2,210,574
		3,049,923

Food Products - 0.43%
Simmons Foods, Inc./Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed, 4.63%, 03/01/2029(e)	851,000	858,484

Food Service - 0.21%
IRB Holding Corp., 7.00%, 06/15/2025(e)	386,000	410,308

Healthcare - 2.36%
Envision Healthcare Corp., 8.75%, 10/15/2026(e)	1,875,000	1,525,781
Team Health Holdings, Inc., 6.38%, 02/01/2025(e)	1,500,000	1,452,285
US Acute Care Solutions LLC, 6.38%, 03/01/2026(e)	1,583,000	1,672,044
		4,650,110

Home Furnishings - 0.29%
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.25%, 01/15/2028(e)	550,000	569,332

Leisure Goods/Activities/Movies - 0.85%
Cinemark USA, Inc., 5.88%, 03/15/2026(e)	883,000	893,009

	Principal Amount	Value

Leisure Goods/Activities/Movies (continued)
Lions Gate Capital Holdings LLC, 5.50%, 04/15/2029(e)	$754,000	$780,405
		1,673,414

Nonferrous Metals/Minerals - 0.23%
Minerals Technologies, Inc., 5.00%, 07/01/2028(e)	429,000	445,624

Oil & Gas - 0.06%
CSI Compressco LP / CSI Compressco Finance, Inc., 7.50%, 04/01/2025(e)	116,000	114,453

Property & Casualty Insurance - 0.74%
AssuredPartners, Inc., 7.00%, 08/15/2025(e)	1,136,000	1,155,539
GTCR AP Finance, Inc., 8.00%, 05/15/2027(e)	286,000	302,178
		1,457,717

Radio & Television - 2.19%
Audacy Capital Corp.:
6.500%, 05/01/2027(e)	1,191,000	1,220,233
6.750%, 03/31/2029(e)	185,000	186,702
Sinclair Television Group, Inc.:
5.125%, 02/15/2027(e)	419,000	416,608
5.500%, 03/01/2030(e)	750,000	745,065
Univision Communications, Inc., 6.63%, 06/01/2027(e)	1,616,000	1,757,400
		4,326,008

Telecommunications - 1.32%
CommScope Technologies LLC, 6.00%, 06/15/2025(e)	1,139,000	1,154,661
Connect Finco SARL / Connect US Finco LLC, 6.75%, 10/01/2026(e)	1,390,000	1,456,109
		2,610,770

Utilities - 0.72%
Pike Corp., 5.50%, 09/01/2028(e)	1,397,000	1,425,478

TOTAL CORPORATE BONDS
(Cost $42,316,308)		42,932,227

	Shares
WARRANTS - 0.14%
Healthcare - 0.14%
Carestream Health expires 12/31/2049 at $0.01(b)	71	282,085

TOTAL WARRANTS
(Cost $0)		282,085

Total Investments- 162.35%
(Cost $317,468,996)		320,236,034

Other Assets in Excess of Liabilities - 1.03%		2,036,154

Mandatory Redeemable Preferred Shares - (10.20)%
(liquidation preference plus distributions payable on term preferred shares)		(20,127,527)

Leverage Facility - (53.18)%		(104,900,000)

Net Assets - 100.00%		$197,244,661

Amounts above are shown as a percentage of net assets as of September 30, 2021.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

Reference Rates:

1M US L - 1 Month LIBOR as of September 30, 2021 was 0.08%

3M US L - 3 Month LIBOR as of September 30, 2021 was 0.13%

6M US L - 6 Month LIBOR as of September 30, 2021 was 0.16%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of September 30, 2021. The Portfolio of Investments records only the funded portion of each position. As of September 30, 2021, the Fund has unfunded delayed draw loans in the amount of $299,052. Fair value of these unfunded delayed draws was $300,265.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $52,030,084, which represented approximately 26.38% of net assets as of September 30, 2021. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

NOTE 1. ORGANIZATION

Blackstone Long-Short Credit Income Fund (formerly known as Blackstone / GSO Long-Short Credit Income Fund) (“BGX” or the “Fund”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to Blackstone Liquid Credit Strategies LLC (formerly known as GSO / Blackstone Debt Funds Management LLC) (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGX.”

On May 22, 2020, the SEC declared effective a registration statement filed under the “shelf” registration process for BGX. Pursuant to the shelf registration, BGX may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BGX designates from time to time, directly to purchasers, through at-the-market ("ATM") offerings or through a combination of these methods. On August 19, 2020, BGX launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. As of September 30, 2021, BGX has not yet sold any shares pursuant to this shelf registration. An updated shelf registration statement was declared effective by the SEC on July 30, 2021.

Investment Objectives: BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BGX’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (the “BGX Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the BGX Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BGX’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BGX’s investments under the fair value hierarchy levels as of September 30, 2021:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Brokers, Dealers & Investment Houses	$–	$7,650,207	$532,088	$8,182,295
Business Equipment & Services	–	35,861,820	2,840,931	38,702,751
Chemical & Plastics	–	6,832,237	1,476,280	8,308,517
Containers & Glass Products	–	8,477,417	306,667	8,784,084
Ecological Services & Equipment	–	1,748,458	258,643	2,007,101
Electronics/Electric	–	56,756,471	195,434	56,951,905
Financial Intermediaries	–	1,569,801	926,707	2,496,508
Healthcare	–	36,401,427	1,287,321	37,688,748
Retailers (except food & drug)	–	367,039	45,879	412,918
Other	–	102,801,513	–	102,801,513
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	10,685,382	10,685,382
Corporate Bonds	–	42,932,227	–	42,932,227
Warrants
Healthcare	–	–	282,085	282,085
Total	$–	$301,398,617	$18,837,417	$320,236,034

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	(1,213)	–	(1,213)
Total	–	(1,213)	–	(1,213)

*	Refer to the Fund’s Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BGX has used Level 3 inputs to determine the fair value are as follows:

	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2020	$24,388,707	$5,117,387	$1,091,915	$-	$(2,463)	$30,595,546
Accrued discount/ premium	136,306	4,620	-	-	-	140,926
Realized Gain/(Loss)	(1,503,773)	88,858	1,114,034	-	-	(300,881)
Change in Unrealized Appreciation/(Depreciation)	2,814,107	169,408	(446,644)	282,085	2,463	2,821,419
Purchases	6,187,019	6,055,110	-	-	-	12,242,129
Sales Proceeds	(9,432,100)	(750,001)	(1,759,305)	-	-	(11,941,406)
Transfer into Level 3	-	-	-	-	-	-
Transfer out of Level 3	(14,720,316)	-	-	-	-	(14,720,316)
Balance as of September 30, 2021	$7,869,950	$10,685,382	$-	$282,085	$-	$18,837,417
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2021	$213,705	$246,391	$-	$282,085	$-	$742,181

Information about Level 3 fair value measurements as of September 30, 2021:

Blackstone Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$7,869,950	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	10,685,382	Third-party vendor pricing service	Broker quotes	N/A
Warrants	282,085	Performance multiple methodology	EBITDA multiple(a)	4.50x

(a)	As of September 30, 2021 a change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease

Securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

COVID-19 and Global Economic and Market Conditions: The ongoing novel coronavirus (“COVID-19”) pandemic has caused disruption in the U.S. and global economies. More recently robust economic activity in the U.S. has supported a continued recovery, which nevertheless may remain uneven with dispersion across sectors and regions. The estimates and assumptions underlying the Fund’s financial statements are based on the information available as of September 30, 2021. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

BGX includes first and second lien secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships, and other business entities (“Borrowers”), in its definition of “Secured Loans”. Under normal market conditions, at least 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BGX defines its “Managed Assets” as total assets (including any assets attributable to any leverage used) minus the sum of BGX’s accrued liabilities (other than liabilities related to the principal amount of leverage). At September 30, 2021, 82.68% of BGX’s Managed Assets were held in Secured Loans.

Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Secured Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium or credit spread.

Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect our credit arrangements and our floating rate debt investments. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of floating rate debt investments in which the Fund invests may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it would phase out the London Interbank Offered Rate (“LIBOR”) as a benchmark by the end of 2021. The administrator of LIBOR announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of USD LIBOR settings will no longer be published after June 30, 2023. The U.S. Federal Reserve System (“FRS”), Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021, and the FCA has indicated that market participants should not rely on LIBOR being available after 2021. As an alternative to LIBOR, the FRS, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, recommended replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”). Abandonment of, or modifications to, LIBOR could have adverse impacts on newly issued financial instruments and our existing financial instruments which reference LIBOR and could lead to significant short-term and long-term uncertainty and market instability. If LIBOR ceases to exist, the Fund and its underlying obligors will likely need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond December 31, 2021, or June 30, 2023, depending on the applicable LIBOR tenor and pending the outcome of the LIBOR administrator’s consultation. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our fund currently own or may in the future own. The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations and financial condition. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At September 30, 2021, BGX had invested $24,552,437 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BGX.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BGX may acquire Loans through assignments or participations. BGX typically acquires these Loans through assignment, and if BGX acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BGX must acquire a Loan through a participation.

BGX has invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of September 30, 2021, BGX had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value
DG Investment Intermediate Holdings 2, Inc., First Lien Delayed Draw Term Loan	$9,289	$9,332
FCG Acquisitions, Inc., First Lien Initial Delayed Draw Term Loan	3,870	3,868
PRO MACH Group, Inc., First Lien Delayed Draw Term Loan	133,964	134,730
Sovos Compliance, LLC., First Lien Delayed Draw Term Loan	61,198	61,632
VT Topco, Inc., First Lien Delayed Draw Term Loan	90,731	90,703
Total	$299,052	$300,265

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BGX’s valuation policies. For the period ended September 30, 2021, BGX recorded a net decrease in unrealized depreciation on unfunded loan commitments totaling $2,874.

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a revolving line of credit (“Leverage Facility”) dated July 29, 2014, as amended on January 26, 2015, July 28, 2015, July 26, 2016, July 25, 2017, and February 23, 2018 and as further amended and restated on June 20, 2018, and as further amended and restated on July 25, 2019 and as further amended on July 23, 2020 and as further amended on July 26, 2021, to borrow up to a limit of $122 million, with $41 million for tranche A loans (“BGX Tranche A Loans”) and $81 million for tranche B loans (“BGX Tranche B Loans”). Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.95% above LIBOR for Tranche A Loans, 1.15% above LIBOR for one (1) month interest period Tranche B Loans and 1.00% above LIBOR for three (3), six (6) and nine (9) months interest periods Tranche B Loans, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of Tranche A Loans and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At September 30, 2021, BGX had borrowings outstanding under its Leverage Facility of $104,900,000, at an interest rate of 1.06%. Due to the short term nature of the Agreement, face value approximates fair value at September 30, 2021. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended September 30, 2021 the average borrowings under BGX's Leverage Facility and the average interest rate were $100,160,073 and 1.13% respectively.

On July 27, 2016, BGX issued 20,000 Mandatory Redeemable Preferred Shares (“MRPS”) with an aggregate liquidation preference of $20,000,000. As of February 11, 2021, the MRPS were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on the MRPS to A. The downgrade was driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Fund’s credit profiles. The dividend rate on the Fund’s MRPS will increase if the credit rating for the Fund is downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations as prescribed in the relevant MRPS governing documents. BGX used the proceeds of the offering to make additional investments for BGX’s portfolio. The final redemption date of the MRPS is July 27, 2023. BGX makes quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%.

Under the Agreement and the governing documents of the MRPS, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings and BGX have agreed to maintain 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of September 30, 2021, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolios, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. As of September 30, 2021, BGX’s leverage represented 38.8% of the Fund’s Managed Assets (with the borrowings under the Leverage Facility representing 32.6% of Managed Assets and the MRPS representing 6.2% of Managed Assets).